UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2026
Date of Report (Date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of principal executive offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2026, Polaris Inc. (the “Company”) issued a press release on the Company's website announcing the first quarter 2026 financial results for the reporting period ended March 31, 2026. On April 28, 2026, the Company will host its quarterly earnings conference call, which will be accessible to the public. A replay of the conference call will be available by accessing the webcast link on the Company’s website at https://ir.polaris.com.
A copy of the Company’s press release is furnished as Exhibit 99.1 and is attached to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated April 28, 2026 of Polaris Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 28, 2026
POLARIS INC.

/s/ Robert P. Mack
Robert P. Mack
Chief Financial Officer